UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2005


                          CHARTWELL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                     005-59509                 95-3979080
            ------                     ---------                 ----------
(State or other jurisdiction of   (Commission File No.)        (IRS Employer
        incorporation)                                      Identification No.)


                          1124 Smith Street, Suite 304
                              Charleston, WV 25301
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (304) 345-8700
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.02      Termination of a Material Definitive Agreement.

     On December 1, 2005, E-Rail Logistics, Inc. ("E-Rail"), a wholly owned subsidiary of Chartwell International, Inc. ("Chartwell") and Christopher J. Davino mutually decided to terminate that certain Employment Agreement between E-Rail and Mr. Davino dated as of September 8, 2005 (the "Davino Employment Agreement") by entering into an Employment Separation Agreement (the "Separation Agreement"). Mr. Davino is resigning as President of E-Rail to pursue other personal and professional endeavors. As part consideration for the termination of the Davino Employment Agreement, the Company agreed that common stock of Chartwell issued directly or indirectly to Mr. Davino pursuant to the Agreement and Plan of Merger through which E-Rail was acquired by Chartwell dated as of September 8, 2005, and conditioned upon Mr. Davino entering into, and not breaching the terms and conditions of the Davino Employment Agreement, shall be held by Mr. Davino free and clear of any right, title or interest that the Company may possess.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers.

     Effective December 1, 2005, Christopher J. Davino resigned as President of E-Rail. Mr. Davino has decided to pursue other personal and professional endeavors.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

         Exhibit No.     Exhibit Description
         -----------     -------------------

         10.1            Employment Separation Agreement dated December 1, 2005


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHARTWELL INTERNATIONAL, INC.,
                                        a Nevada Corporation


Dated:  December 6, 2005                By: /s/ Imre Eszenyi
                                            -----------------------------------
                                        Name: Imre Eszenyi
                                        Title: Acting President



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                                  EXHIBIT INDEX

Exhibit No.              Exhibit Description
-----------              -------------------

10.1                     Employment Separation Agreement dated December 1, 2005



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